                                                                    Exhibit 23.3



                        [Letterhead of Huntley & Huntley]







                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS


We hereby consent to the use of our name and the reference to our reports in the Form 10-K of Castle Energy Corporation for the year ended September 30, 2000.


                                           HUNTLEY & HUNTLEY




                                            /s/ KEITH MANGINI
                                           ----------------------------
                                           Keith Mangini
                                           President







Pittsburgh, Pennsylvania